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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22691

The First Western Funds Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Linda J. Hoard, Esq.

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Western Fixed Income Fund First Western Short Duration Bond Fund First Western Short Duration High Yield Credit Fund ANNUAL REPORT August 31, 2018

FIRST WESTERN FUNDS
Letter to Shareholders
September 30, 2018

“The Central Theme”

It’s about the banks, stupid. And it has been for quite some time. Not the commercial banks, but rather the central banks, as they have played leading roles in our ever evolving story. Some claim villain, at first, for helping to get us into the mess, then turned hero in the aftermath of the Great Recession. But, alas, their greatest and most challenging roles lie ahead.

Providing copious liquidity was a most obvious role, though one executed quite well in the opening act. Led by the Federal Reserve (the “Fed”), with the European Central Bank (the “ECB”), Bank of England, and Bank of Japan as prominent cast members, negative real interest rates and massive bond purchases were aggressive and necessary measures. Following massive deleveraging and adjustments to a new environment, reparations took time. As Wall Street and Main Street eventually returned to health, central banks did not seem in a hurry to adjust their roles. With the U.S. well ahead of the pack, the Fed finally took action, first with modest rate hikes and then pairing down both its bond buying and balance sheet. As the U.S. economy and its central bank have moved into the next act, other countries have not. Pivotal to this story line is the reaction of these protagonists. If timing is everything, then their next actions are vital.

Of great interest is the upcoming script of the Fed. Having tallied an impressive 4.2% growth in second quarter GDP, some economists have expressed an uneasiness about excessive growth and the potential complications that may develop. Additional economic figures, including unemployment at 3.7%, manufacturing and service sector expansion, and robust corporate profits, further enhance the optimistic outlook. Curiously absent from this environment have been mounting inflationary pressures. Prices have moved up, but only modestly to date. Wages have risen by 2.9% over the past year, though the tight labor market would typically engender greater gains in compensation. Broader inflationary measures, such as the core CPI and the core PCE Price Index, have been hovering around 2% for several months - higher than a couple years ago, but not at levels to cause meaningful concern for central bank policy members. Solving the mystery of inflation, namely the lack thereof, has confounded many economists for quite some time.

This cycle has been different, though this may also be the key to its longevity. There would be no fun in retelling the same story over and over again, yet the intrigue has caused discomfort among many investors. Often referred to as one of the least liked bull markets in decades, one cannot argue with the results. With low volatility and elevated corporate profits, equity markets have been able to more than overcome any challenges. At this age of the cycle, registering nearly a decade which makes it the longest bull market in history (based on closing S&P 500 and DJIA levels), the escalation of trade tensions appeared to be a hurdle that would be quite difficult to clear. However, neither the inability to settle differences with Canada on the makeover of NAFTA (now resolved) nor the continual increase in tariffs on Chinese goods deterred the market.

If the White House drama and partisan Congressional fighting are unable to change the storyline, the leading actors may need to be reviewed more closely to determine the potential for a shift in this tale. The ECB has maintained its dovish position for quite some time. While there is a willingness to curtail quantitative easing, actual rate hikes remain several quarters in the future. The eventual tightening of short-term rates in the euro region may push nominal yields into positive territory, but negative real rates and (relatively) loose monetary policy should continue for the foreseeable future. As has been the case for more than a decade, subpar growth and a high savings rate have limited options for the Bank of Japan (the “BOJ”). Short and intermediate Japanese government bonds yield less than zero, and the big change that recently occurred was that the BOJ increased the target yield of their benchmark ten-year JGB to 0.10% from 0.00%. Counting on the BOJ to significantly tighten policy and impact other developed bond markets has been a fool’s game, so little change should be expected from them. Change, however, is unavoidable in the U.K. Facing upcoming deadlines with their EU trading partners, the extreme challenges of Brexit will force the Bank of England to stay loose with policy. Growth expectations, already subdued for much of the region, are expected to be negatively impacted and will force the ECB to also maintain its easy monetary policy.

The perceptive audience members have already figured out that the story leads us back to the Fed. Will the hero become villain? The weapon it wields is the “rate gun.” Shoot it too much and economic growth and the equity bull market are killed off. Shoot too late or infrequently and we may end up in an overheated economy with surging inflation being the result. Already, following several rate hikes and the ensuing strength of the U.S. dollar, emerging markets have been wounded. Several countries, including Argentina, Venezuela, Turkey, and South Africa, have been bleeding profusely. The Fed does monitor the impact of its tighter policy on the global stage, but the pain currently being felt by some of these emerging markets is unlikely to deter the Fed from its mission. Attaining an equilibrium Fed Funds rate, which theoretically would enable the Fed to stop hiking rates and keep the economy at full employment and stable prices, is a tall order, made more difficult by the inability to accurately ascertain equilibrium.

While the Fed examines copious data, many economists advocate that a significant weight should be placed on a few market-oriented indicators that have proven reliable over the years. The shape of the yield curve may prove to be one of the best guides. Flattening has been occurring for several years, accelerating meaningfully this year. At the end of 2017, the difference in yield between the ten-year U.S. Treasury and two-year Treasury was approximately 50 basis points (or one-half percent). At the end of the third quarter, the yield curve had flattened to a mere 24 basis points. Historically, an inversion of the curve, in which the two-year yield exceeds that of the ten-year, has been a reliable predictor of recessions. Indicating a slowdown in economic growth and a lack of concern about inflationary pressures, the flattening of the yield curve should help the Fed gauge market expectations. Another market-derived indicator, the breakeven inflation rate, which is the yield difference between the ten-year inflation-indexed U.S. Treasury note and the two-year inflation-indexed U.S. Treasury note, provides a good read on future inflation expectations. While this rate has risen from last year, it has been fairly steady and traded in a narrow range of late, ending the quarter at 2.15%. Coupled with the broader inflation measures, the Fed is at or very close to its 2% inflation goal and there does not appear to be any immediate concern about building inflationary pressures that warrants addressing. Thus, the Fed is expected to continue on a slow, methodical path to remove excessive accommodation, with the ability to accelerate or moderate should fundamental or geopolitical issues change.

Twists and turns in the plot may come from many potential characters. For example, quickly advancing populism has spread to Europe and given rise to growing risks from Italy. The newly installed leaders, with an anti-EU and anti-immigrant agenda, have proposed a budget that will generate a deficit in excess of the agreed upon EU limit. Italian financial markets have reacted poorly to the lack of financial discipline, with bond yields jumping and equity prices plummeting. Should the Italians not back down, and if this brand of populism advances, the EU’s survival will come under pressure over the upcoming years. The EU must also properly navigate Brexit, with that outcome promising to impact EU members and major trading partners, while also testing the strength of the coalition. Unfortunately, China remains a concern as trade tensions have escalated into a full blown trade war, giving rise to protectionism and fear of slower global growth. Emerging markets, currently seen as merely bit players or ensemble, may develop into more prominent characters in the months ahead.

As the story unfolds, focus should remain on the most likely culprits – the Fed and interest rates. Elevated benchmark government yields could spell trouble for all risk assets, with equities already having shown some vulnerabilities. The story has become compelling indeed, with tempting rewards and considerable risks sure to keep readers captivated. As an intrigued audience member, the evolving story appears to be a cautionary tale that all investors should heed.

Barry P. Julien, CFA®
President, Chief Investment Officer & Portfolio Manager

First Western Fixed Income Fund (FWFIX)

Despite the prospects of higher interest rates and the growing fractures with China over trade policies, investors were in risk mode and appeared unfazed by any impending threats. To be certain, there is ample evidence to be confident in domestic economic prospects as employment, manufacturing, and services sectors remain quite prosperous. Furthermore, corporate profits, still benefitting from the sizeable tax cut, have gained more than twenty percent this year.

With healthy macroeconomic fundamentals, the Fed maintained its tightening path, hiking rates again in late September. As inflation has not been seen as problematic, the Fed is expected to steadily increase rates, once again in December followed by three additional times next year. Benchmark bond yields moved higher and upward pressure should remain. Robust profits led to tighter corporate bond spreads, which proved beneficial to the portfolio. In addition, the shorter duration profile helped to minimize the impact of higher rates. Thus, during the fiscal year, FWFIX was able to easily outdistance its benchmark, with a net return of 0.01% versus the -1.05% loss for the Bloomberg Barclays U.S. Aggregate Bond Index.

Over the past fiscal year, the expectation for higher rates has generated modest outflows. For the fiscal year ended August 31, 2018, FWFIX ended at $60.0 million, trailing the $62.8 million that was in the Fund at August 31, 2017. As rates normalize, investors should find the available yields of investment grade bonds to be more attractive, both in absolute terms and relative to prospective equity returns. This could drive flows back into this sector of the bond market. While the Fund has continued its strategy of attempting to minimize the impact of higher rates, it has begun to periodically take profits on a few cyclical or fully valued corporate bonds. Proceeds have been used to purchase U.S. Treasuries, thus reducing our extreme underweight to this sector. As benchmark yields move closer to fair value, we expect to continue this effort to add Treasuries and lengthen the average duration of the Fund.

First Western Short Duration Bond Fund (FWSBX)

Similar to FWFIX, tighter corporate bond spreads were favorable to the First Western Short Duration Bond Fund. Maintaining a meaningful overweight allocation to both corporates and mortgage-backed securities has enabled the Fund to generate more yield than its benchmark. While economic strength has benefitted the corporate bond sector, the resulting increase in benchmark Treasury yields has begun to negatively impact the mortgage-backed securities. Since the Fund typically focuses on well-structured CMOs, a modest increase in yields often aids performance for this sector. However, with the 30-year mortgage rate topping 5% now, there has been a significant decrease in mortgage refinancing which, in turn, has caused the CMOs and other MBS to lengthen in maturity. Overall, the Fund had a duration close to that of its benchmark. Therefore, while the Fund was not able to be fully insulate from the increase in rates, the significant underweight in U.S. Treasuries proved prescient. For the fiscal year ended August 31, 2018, FWSBX had a net return of 0.73% versus the 0.22% gain for its benchmark, the ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index.

During the fiscal year, assets in FWSBX have remained quite steady. Having begun the fiscal year with $127.7 million, the Fund ended the fiscal year with $128.3 million in assets. During some periods of investor fear, prompting a flight-to-safety, some sectors of fixed income have experienced meaningful outflows. However, short-term investment grade bond funds, such as FWSBX, have fared better during these episodes as investors feel comfortable with the protection offered by strategies that are focused on short maturity, high-grade bonds. Unfortunately, the yield advantage FWSBX had enjoyed relative to peer funds and other short-term options, such as money-market funds and CDs, has been reduced. Following numerous Fed rate hikes, short-term benchmark yields have risen dramatically. In fact, the two-year Treasury yield nearly doubled over the past fiscal year, increasing from 1.33% to 2.63% as of August 31, 2018. As government yields move closer to fair value, we plan to reduce our allocation to corporate bonds and mortgage-backed securities, while adding to U.S. Treasuries and Federal Agency debentures.

First Western Short Duration High Yield Credit Fund (FWSHX)

The continuation of healthy corporate profits and low default rates proved beneficial to the high yield sector. In fact, high yield spreads narrowed to 349 basis points, approximately in the middle of the recent range. The lack of new issue supply has also aided the sector, offsetting the outflows that have plagued this asset class. The BB-rated securities, which had struggled this year due to higher rates, bounced back nicely and earned solid returns. However, this higher-quality area within high yield could not keep pace with the lowest-quality CCC-rated issues, which turned in another impressive quarter. From an industry standpoint, each sector posted positive results as Telecommunications, Consumer Non-Cyclical, and Basic Materials led the way, while the Homebuilding and Retail sectors trailed. Due to a higher-quality focus, the First Western Short Duration High Yield Credit Fund had a net return of 3.08%, trailing the 4.57% gain of its benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index.

The high yield sector experienced outflows this past year, with an acceleration of this trend occurring during “risk off” events. These flows tend to affect the largest, most liquid issues that are owned by the primary ETFs. The Fund, though, is able to search for value across the entire spectrum and does not typically have a high concentration of the largest index bonds. This should serve to insulate FWSHX shareholders from some of the daily outflows that have been negatively impacting certain bonds. During the fiscal year ended August 31, 2018, the Fund did experience some outflows, ending with $41.7 million, a decrease of more than $3 million. With the expectation for additional rate hikes and the belief that peak earnings have passed, the Fund has sought to reduce risk. Over the course of the past year, we have been actively rotating out of cyclical sectors in favor of Health Care, Media, and select Energy securities. Specifically, we have reduced our weighting in Homebuilding and Metals & Mining industries. Rising mortgage rates, higher land and labor costs, and the lack of affordability pose significant challenges for the housing sector and we expect those issues to persist for the foreseeable future. We also see hurdles for mining companies as slowing demand from China, increased tariffs, and peaking base metal prices are expected to cool demand. Favorable fundamentals in the health care and media space, coupled with improving valuations, offered opportunities for the Fund to increase its exposure to these sectors. With the expectation for increased volatility in risk assets, we will continue to search for securities that offer attractive risk-return characteristics.

FIRST WESTERN FIXED INCOME FUND

Performance Information
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Fixed Income Fund - Institutional Shares versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended August 31, 2018)
	1 Year	5 Years	Since Inception (b)
First Western Fixed Income Fund - Institutional Shares (a)	0.01%	3.19%	2.54%
Bloomberg Barclays U.S. Aggregate Bond Index (c)	-1.05%	2.49%	1.63%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2018.
(c)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of securities.

FIRST WESTERN SHORT DURATION BOND FUND

Performance Information
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Short Duration Bond Fund - Institutional Shares
versus the ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns (for periods ended August 31, 2018)
	1 Year	5 Years	Since Inception (b)
First Western Short Duration Bond Fund - Institutional Shares (a)	0.73%	2.07%	1.82%
ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index (c)	0.22%	0.92%	0.84%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2018.
(c)

The ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in the ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of securities.

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND

Performance Information
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Short Duration High Yield Credit Fund -
Institutional Shares versus the ICE BofA Merrill Lynch 1-5 Year
U.S. Cash Pay High Yield Constrained Index

Average Annual Total Returns (for periods ended August 31, 2018)
	1 Year	Since Inception (b)
First Western Short Duration High Yield Credit Fund - Institutional Shares (a)	3.08%	5.85%
ICE BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index (c)	4.57%	8.14%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period of the commencement of operations (October 1, 2015) through August 31, 2018.
(c)

The ICE BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index covers the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Fund does not invest solely in securities included in the ICE BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index and may invest in other types of securities.

FIRST WESTERN FIXED INCOME FUND

Portfolio Information
August 31, 2018 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 2.375%, due 08/15/24	2.8%
U.S. Treasury Bonds, 6.250%, due 08/15/23	2.4%
FHLMC, Pool #FG C91859, 3.500%, due 12/01/35	2.1%
U.S. Treasury Bonds, 5.250%, due 02/15/29	1.5%
Sequoia Mortgage Trust, Series 2013-6-A2, 3.000%, due 05/25/43	1.5%
Impac Secured Assets Corporation, Series 2006-1-2A1, floating rate, 2.415%, due 05/25/36	1.3%
Domino's Pizza Master Issuer, LLC, 144A, Series 2018-1A-A2I, 4.116%, due 07/25/48	1.3%
Impac CMB Trust, Series 2007-A-A, floating rate, 2.565%, due 05/25/37	1.3%
Impac CMB Trust, 144A, Series 2007-A-M1, floating rate, 2.865%, due 05/25/37	1.2%
Wells Fargo Alternative Loan Trust, Series 2002-1-1A1, 6.250%, due 08/25/32	1.2%

FIRST WESTERN SHORT DURATION BOND FUND

Portfolio Information
August 31, 2018 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
FHLMC, Series 4800-KE, 3.500%, due 12/15/40	1.5%
U.S. Treasury Notes, 3.625%, due 08/15/19	1.5%
Wells Fargo Mortgage-Backed Securities, Series 2005-AR9-3A1, floating rate, 4.241%, due 06/25/34	1.3%
FHLMC, Series 4361-WA, 3.500%, due 05/15/44	1.0%
DB Master Finance, LLC, 144A, Series 2015-1A-A2II, 3.980%, due 02/20/45	1.0%
Protective Life Corporation, 7.375%, due 10/15/19	1.0%
FHLMC, Pool #J1-2630, 4.000%, due 07/01/25	1.0%
FNMA, Series 2015-27-MB, 2.000%, due 10/25/44	1.0%
FNMA, Series 2012-136-PD, 2.500%, due 11/25/42	1.0%
FNMA, Series 2012-3-VA, 4.000%, due 04/25/23	1.0%

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND

Portfolio Information
August 31, 2018 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
APX Group Holdings, Inc., 8.750%, due 12/01/20	1.7%
Radio One, Inc., 144A, 7.375%, due 04/15/22	1.7%
Exela Intermediate, LLC, 144A, 10.000%, due 07/15/23	1.6%
Credit Acceptance Corporation, 7.375%, due 03/15/23	1.6%
Halyard Health, Inc., 6.250%, due 10/15/22	1.6%
Kinetic Concepts, Inc., 144A, 12.500%, due 11/01/21	1.6%
Air Canada Pass-Through Certificates, 144A, Series 2015-1C, 5.000%, due 09/15/20	1.6%
Jack Ohio Finance, LLC, 144A, 10.250%, due 11/15/22	1.6%
Prime Securities Service Borrower, LLC, 144A, 9.250%, due 05/15/23	1.5%
Ace Cash Express, Inc., 144A, 12.000%, due 12/15/22	1.5%

FIRST WESTERN FIXED INCOME FUND Schedule of Investments August 31, 2018
U.S. TREASURY OBLIGATIONS — 10.4%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds	6.250%	08/15/23	$1,250,000	$1,452,246
U.S. Treasury Bonds	2.375%	08/15/24	1,725,000	1,686,255
U.S. Treasury Notes	2.250%	11/15/24	500,000	484,648
U.S. Treasury Notes	2.250%	11/15/25	550,000	529,891
U.S. Treasury Notes	1.625%	02/15/26	650,000	598,076
U.S. Treasury Notes	2.875%	05/15/28	605,000	605,709
U.S. Treasury Bonds	5.250%	02/15/29	750,000	910,840
Total U.S. Treasury Obligations (Cost $6,427,718)				$6,267,665

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.1%	Coupon	Maturity	Par Value	Value
Federal Home Loan Bank — 2.0%
Federal Home Loan Bank	2.625%	03/11/22	$300,000	$298,775
Federal Home Loan Bank	2.125%	03/10/23	350,000	338,125
Federal Home Loan Bank	3.250%	03/08/24	535,000	543,957
				1,180,857
Tennessee Valley Authority — 1.1%
Tennessee Valley Authority	7.125%	05/01/30	500,000	682,624

Total U.S. Government Agency Obligations (Cost $1,900,905)				$1,863,481

MORTGAGE-BACKED SECURITIES — 42.7%	Coupon	Maturity	Par Value	Value
Commercial — 30.4%
ABN AMRO Mortgage Corporation, Series 2003-12-1A (a)	5.000%	12/25/33	$223,356	$227,049
Bank of America Funding Corporation, Series 2004-A-3A1 (a)	3.868%	02/25/34	185,464	188,131
Bank of America Funding Corporation, Series 2005-E-4A1 (a)	3.795%	03/20/35	64,894	65,721
Bear Stearns ALT-A Trust, Series 2003-6-2A1 (a)	3.796%	01/25/34	429,657	432,686

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 42.7% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 30.4% (Continued)
Bear Stearns ALT-A Trust, Series 2004-11-1A1 (1MO LIBOR + 68) (a)	2.744%	11/25/34	$60,058	$59,869
Centex Home Equity Loan Trust, Series 2004-D-AF6	5.170%	09/25/34	8,432	8,534
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2004-RR2-A (H15T1Y + 2.10) (a)	4.163%	05/25/34	428,385	437,248
COLT Funding, LLC, 144A, Series 2017-2-A1A	2.415%	10/25/47	367,568	365,006
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (a)	3.265%	11/25/34	359,309	366,122
Countrywide Asset-Backed Certificates, Series 2005-1-AF5A	5.497%	07/25/35	251,810	258,269
Countrywide Home Loans, Inc., Series 2003-49-A9 (a)	3.568%	12/19/33	118,845	120,922
CS First Boston Mortgage Securities Company, Series 2002-AR31-4A2 (a)	3.745%	11/25/32	132,981	133,774
CS First Boston Mortgage Securities Company, Series 2003-11-1A31	5.500%	06/25/33	56,196	57,224
FRS, LLC, 144A, Series 2013-1A-A1	1.800%	04/15/43	55,465	55,179
Goldman Sachs Alternative Mortgage Products Trust, Series 2004-OPT-A4 (1MO LIBOR + 90) (a)	2.965%	11/25/34	281,499	281,996
GSAA Home Equity Trust, Series 2004-11-2A1 (1MO LIBOR + 66) (a)	2.725%	12/25/34	119,310	119,941
HarborView Mortgage Loan Trust, Series 2003-1-A (a)	3.943%	05/19/33	138,674	140,001
HarborView Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (a)	2.642%	06/19/34	191,955	185,526
Impac CMB Trust, Series 2004-10-4A2 (1MO LIBOR + 94) (a)	3.005%	03/25/35	237,376	230,933

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 42.7% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 30.4% (Continued)
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 60) (a)	2.665%	05/25/35	$454,153	$449,469
Impac CMB Trust, 144A, Series 2007-A-M1 (a)	2.865%	05/25/37	750,843	737,676
Impac CMB Trust, Series 2007-A-A (1MO LIBOR + 25) (a)	2.565%	05/25/37	754,883	752,034
Impac Secured Assets Corporation, Series 2003-3-A1 (a)	4.814%	08/25/33	70,174	71,724
Impac Secured Assets Corporation, Series 2006-1-2A1 (3MO LIBOR + 35) (a)	2.415%	05/25/36	806,181	797,557
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (a)	2.324%	01/25/36	301,877	299,193
JPMorgan Mortgage Trust, Series 2003-A1 (a)	3.539%	10/25/33	262,984	266,153
JPMorgan Mortgage Trust, Series 2004-A1-4A1 (a)	3.658%	02/25/34	271,591	270,088
JPMorgan Mortgage Trust, Series 2004-A3-SF3 (a)	3.654%	06/25/34	228,747	230,772
JPMorgan Mortgage Trust, Series 2004-A5-2A1 (a)	3.748%	12/25/34	94,200	97,051
JPMorgan Mortgage Trust, Series 2013-3-A3 (a)	3.401%	07/25/43	236,267	232,603
JPMorgan Mortgage Trust, 144A, Series 2017-2-A3 (a)	3.500%	05/25/47	477,451	467,659
JPMorgan Re-REMIC, 144A, Series 2010-8-1A5 (6MO LIBOR + 200) (a)	4.504%	06/26/45	265,572	264,694
Long Beach Mortgage Loan Trust, Series 2004-4-1A1 (1MO LIBOR + 56) (a)	2.625%	10/25/34	541,147	524,906
Master Adjustable Rate Mortgages Trust, Series 2003-3-2A1 (a)	3.323%	09/25/33	254,817	252,671
Master Asset Securitization Trust, Series 2004-1-3A7	5.250%	01/25/34	200,279	203,644
Merrill Lynch Mortgage Investors Trust, Series 2004-A3-1A (a)	4.075%	05/25/34	254,930	251,527

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 42.7% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 30.4% (Continued)
Merrill Lynch Mortgage Investors Trust, Series 2005-A1-1A (a)	4.111%	12/25/34	$613,294	$628,611
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (a)	3.750%	12/25/52	127,799	128,808
New Century Home Equity Loan Trust, Series 2005-A-A4W (a)	4.522%	08/25/35	284,566	293,355
New Residential Mortgage Loan Trust, 144A, Series 2017-3A-A1	4.000%	04/25/57	444,061	448,695
Opteum Mortgage Acceptance Corporation, Series 2005-5-2AD2 (a)	5.850%	12/25/35	228,988	235,632
Pearl Street Mortgage Company Trust, 144A, Series 2018-2-A3 (a)	3.500%	06/25/48	491,277	483,352
Sequoia Mortgage Trust, Series 2003-8-A1 (1MO LIBOR + 64) (a)	2.717%	01/20/34	278,720	274,403
Sequoia Mortgage Trust, Series 2004-6-A2 (1MO LIBOR + 56) (a)	2.637%	07/20/34	343,796	340,351
Sequoia Mortgage Trust, Series 2012-3-A2 (a)	3.000%	07/25/42	157,146	152,415
Sequoia Mortgage Trust, Series 2012-4-A2 (a)	3.000%	09/25/42	121,729	116,798
Sequoia Mortgage Trust, Series 2013-6-A2	3.000%	05/25/43	938,554	906,003
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1-4A4 (a)	4.002%	02/25/34	283,534	285,576
Structured Asset Investment Loan Trust, Series 2003-BC9-3A2 (1MO LIBOR + 96) (a)	3.024%	08/25/33	158,965	159,533
Structured Asset Mortgage Investments II Trust, Series 2004-AR6-A1A (1MO LIBOR + 70) (a)	2.782%	02/19/35	469,133	457,468

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 42.7% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 30.4% (Continued)
Structured Asset Mortgage Investments, Inc., Series 2003-AR4-A1 (1MO LIBOR + 70) (a)	2.777%	01/19/34	$71,014	$69,364
Structured Asset Mortgage Investments, Inc., Series 2004-AR4-1A1 (1MO LIBOR + 70) (a)	2.777%	12/19/34	316,625	323,680
Structured Asset Securities Corporation, Series 1998-11-2B1 (a)	4.093%	01/25/32	65,654	70,090
Structured Asset Securities Corporation, Series 1998-11-2B2 (a)	4.093%	01/26/32	55,535	55,263
Structured Asset Securities Corporation, Series 2003-9A-2A1 (a)	3.669%	03/25/33	231,046	230,518
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-S3-3A1	5.500%	05/25/33	98,408	101,714
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A7 (a)	4.111%	08/25/33	139,147	142,373
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	3.371%	08/25/33	529,070	536,392
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (a)	2.184%	02/27/34	187,622	185,231
Wa-Mu Mortgage Pass-Through Certificates, Series 2005-AR13-A-1A3 (1MO LIBOR + 78) (a)	2.845%	10/25/45	476,671	499,297
Wells Fargo Alternative Loan Trust, Series 2002-1-1A1	6.250%	08/25/32	689,222	710,255
Wells Fargo Mortgage-Backed Securities, Series 2003-G-A1 (a)	4.461%	06/25/33	5,749	5,819
Wells Fargo Mortgage-Backed Securities, Series 2003-J-2A7 (a)	3.481%	10/25/33	258,291	262,550

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 42.7% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 30.4% (Continued)
Wells Fargo Mortgage-Backed Securities, Series 2003-K-1A2 (a)	3.597%	11/25/33	$235,907	$240,771
				18,247,869
Federal Home Loan Mortgage Corporation — 8.7%
FHLMC, Series 2999-ND	4.500%	07/15/20	13,380	13,522
FHLMC, Series 2515-UP	5.500%	10/15/22	58,065	60,149
FHLMC, Series 3827-HA	3.500%	11/15/25	202,868	204,600
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	485,429
FHLMC, Series 2569-LD	5.500%	02/15/33	101,717	110,280
FHLMC, Series 3793-UA	4.000%	06/15/33	90,407	92,058
FHLMC, Series 3017-MK	5.000%	12/15/34	1,354	1,356
FHLMC, Pool #FG C91859	3.500%	12/01/35	1,260,570	1,274,682
FHLMC, Series 4011-NP	3.000%	07/15/39	18,411	18,388
FHLMC, Series 3919-BG	3.000%	08/15/39	424,817	423,082
FHLMC, Series 3622-WA	5.500%	09/15/39	607,048	653,904
FHLMC, Series 3610-CA	4.500%	12/15/39	400,565	420,402
FHLMC, Series 3843-JA	4.000%	04/15/40	82,195	83,854
FHLMC, Series 4017-MA	3.000%	03/15/41	75,138	73,623
FHLMC, Series 4077-AP	4.000%	01/15/42	171,508	173,436
FHLMC, Series 4673-KA	3.500%	08/15/42	394,986	397,300
FHLMC, Series 4183-PA	3.500%	01/15/43	209,519	211,254
FHLMC, Series 4769-L	4.000%	06/15/44	506,864	516,988
				5,214,307
Federal National Mortgage Association — 2.2%
FNMA, Series 2003-89-LC	4.500%	09/25/18	31	31
FNMA, Series 2003-83-PG	5.000%	06/25/23	2,364	2,364
FNMA, Series 2015-M11-A1	2.097%	04/25/25	125,363	124,335
FNMA, Series 2005-80-BA	5.000%	04/25/29	65,572	67,880
FNMA, Series 2009-96-DB	4.000%	11/25/29	310,895	323,159
FNMA, Pool #MA1201	3.500%	10/01/32	300,660	304,894
FNMA, Pool #MA0584	4.500%	10/01/40	49,333	50,497
FNMA, Series 2014-80-KA	2.000%	03/25/44	154,708	142,423
FNMA, Series 2016-89-CG	3.000%	04/25/46	323,066	318,301
				1,333,884

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 42.7% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 1.2%
GNMA, Series 2009-104-KA	4.500%	08/16/39	$156,965	$161,113
GNMA, Series 2011-138-PX	4.000%	06/20/41	47,695	48,294
GNMA, Series 2015-185-P	2.750%	11/20/42	549,304	535,723
				745,130
Small Business Administration — 0.2%
SBA, Series 2009-20A-1	5.720%	01/01/29	94,783	100,898

Total Mortgage-Backed Securities (Cost $25,500,868)				$25,642,088

MUNICIPAL BONDS — 2.1%	Coupon	Maturity	Par Value	Value
ABAG California Finance Authority for Nonprofit Corporations, Series 2017-B, Revenue Bond	2.500%	09/02/21	$175,000	$170,342
California State Housing Finance Agency, Revenue Bond	3.650%	08/01/25	650,000	654,316
New Jersey State Economic Development Authority, Revenue Bond	3.882%	06/15/19	400,000	401,988
Total Municipal Bonds (Cost $1,227,950)				$1,226,646

ASSET-BACKED SECURITIES — 2.2%	Coupon	Maturity	Par Value	Value
DB Master Finance, LLC, 144A, Series 2015-1A-A2II	3.980%	02/20/45	$579,000	$581,490
Domino's Pizza Master Issuer, LLC, 144A, Series 2018-1A-A2I	4.116%	07/25/48	750,120	754,283
Total Asset-Backed Securities (Cost $1,345,018)				$1,335,773

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 37.8%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 2.2%
eBay, Inc.	3.600%	06/05/27	$550,000	$525,983
International Game Technology	5.500%	06/15/20	400,000	407,000
QVC, Inc.	5.950%	03/15/43	435,000	405,044
				1,338,027
Consumer Staples — 1.9%
Anheuser-Busch InBev S.A./N.V.	3.300%	02/01/23	550,000	545,937
Dollar Tree, Inc.	4.000%	05/15/25	610,000	603,120
				1,149,057
Energy — 1.8%
Kinder Morgan Energy Partners, L.P.	4.250%	09/01/24	500,000	503,289
Magellan Midstream Partners, L.P.	5.000%	03/01/26	550,000	584,974
				1,088,263
Financials — 12.1%
Air Lease Corporation	4.250%	09/15/24	570,000	571,784
Aircastle Ltd.	7.625%	04/15/20	250,000	265,578
Ares Capital Corporation	3.500%	02/10/23	585,000	562,846
Aviation Capital Group, LLC, 144A	3.500%	11/01/27	630,000	580,999
Bank of America Corporation	4.250%	10/22/26	650,000	645,838
Fairfax Financial Holdings Ltd., 144A	4.875%	08/13/24	600,000	613,584
Fidelity National Information Services, Inc.	3.000%	08/15/26	650,000	605,827
Icahn Enterprises, L.P.	6.250%	02/01/22	400,000	410,960
International Lease Finance Corporation	5.875%	08/15/22	600,000	639,115
Morgan Stanley	4.000%	07/23/25	595,000	597,602
Prospect Capital Corporation	5.875%	03/15/23	550,000	562,423
Raymond James Financial, Inc.	3.625%	09/15/26	625,000	604,422
SVB Financial Group	3.500%	01/29/25	625,000	609,814
				7,270,792
Health Care — 3.2%
Celgene Corporation	3.900%	02/20/28	650,000	633,057
CVS Health Corporation	3.700%	03/09/23	220,000	219,877
Fresenius Medical Care U.S. Finance II, Inc., 144A	4.750%	10/15/24	550,000	568,975
HCA Healthcare, Inc.	5.250%	06/15/26	500,000	515,000
				1,936,909

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 37.8% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 4.2%
Air Canada Pass-Through Certificates, 144A, Series 2013-1B	5.375%	11/15/22	$618,300	$630,666
American Airlines Group Pass-Through Certificates, 144A, Series 2013-1B	5.625%	01/15/21	438,288	446,768
Roper Technologies, Inc.	3.650%	09/15/23	600,000	600,750
United Airlines, Series 2016-1B	3.650%	07/07/27	607,807	588,440
US Airways, Inc. Pass-Through Certificates, Series 2012-2A	4.625%	12/03/26	229,692	236,353
				2,502,977
Information Technology — 2.0%
Autodesk, Inc.	4.375%	06/15/25	600,000	605,161
CA, Inc.	4.500%	08/15/23	600,000	613,149
				1,218,310
Materials — 3.3%
ArcelorMittal (b)	6.250%	02/25/22	500,000	536,461
Martin Marietta Materials, Inc.	3.500%	12/15/27	600,000	557,160
Olin Corporation	5.500%	08/15/22	325,000	335,563
Packaging Corporation of America	3.400%	12/15/27	550,000	523,250
				1,952,434
Real Estate — 1.1%
American Campus Communities, Inc.	4.125%	07/01/24	660,000	660,858

Telecommunication Services — 4.9%
AT&T, Inc.	4.250%	03/01/27	600,000	592,434
CBS Corporation	7.875%	07/30/30	500,000	626,068
Charter Communications Operating, LLC	4.500%	02/01/24	505,000	510,902
Crown Castle International Corporation	4.000%	03/01/27	700,000	679,729
Sprint Spectrum Company, L.P., 144A	3.360%	03/20/23	528,125	525,252
				2,934,385

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 37.8% (Continued)	Coupon	Maturity	Par Value	Value
Utilities — 1.1%
Oncor Electric Delivery Company, LLC	7.000%	09/01/22	$550,000	$625,296

Total Corporate Bonds (Cost $23,124,076)				$22,677,308

MONEY MARKET FUNDS — 1.2%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.85% (c) (Cost $717,849)	717,849	$717,849

Total Investments at Value — 99.5% (Cost $60,244,384)		$59,730,810

Other Assets in Excess of Liabilities — 0.5%		289,217

Net Assets — 100.0%		$60,020,027

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $8,090,334 as of August 31, 2018, representing 13.5% of net assets.

LIBOR - London Interbank Offered Rate.
H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.
COF 11 - Cost of funds for the 11th District of San Francisco.
(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b) Step coupon. Rate shown is the coupon in effect as of August 31, 2018.
(c) The rate shown is the 7-day effective yield as of August 31, 2018.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments August 31, 2018
U.S. TREASURY OBLIGATIONS — 2.5%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	3.625%	08/15/19	$1,850,000	$1,869,584
U.S. Treasury Bonds	1.500%	05/15/20	350,000	343,560
U.S. Treasury Notes	2.625%	08/15/20	1,000,000	999,883
Total U.S. Treasury Obligations (Cost $3,223,295)				$3,213,027

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank — 0.2%
Federal Farm Credit Bank (Cost $299,660)	2.390%	12/05/19	$300,000	$299,311

MORTGAGE-BACKED SECURITIES — 46.8%	Coupon	Maturity	Par Value	Value
Commercial — 21.7%
Accredited Mortgage Loan Trust, Series 2004-3-2A2 (1MO LIBOR + 120) (a)	3.265%	10/25/34	$258,590	$263,573
ACE Securities Corporation, Series 2003-NC1-A2A (1MO LIBOR + 84) (a)	2.905%	07/25/33	234,621	225,987
Adjustable Rate Mortgage Trust, Series 2005-3 (1MO LIBOR + 32) (a)	2.384%	07/25/35	120,252	120,066
Adjustable Rate Mortgage Trust, Series 2005-3-8A2 (1MO LIBOR + 24) (a)	2.304%	07/25/35	95,622	95,695
American General Mortgage Loan Trust, 144A, Series 2006-1-A5 (a)	5.750%	12/25/35	41,165	42,404
American Home Mortgage Investment Trust, Series 2004-3-6A1 (b)	4.820%	10/25/34	155,705	157,290
Argent Securities, Inc., Series 2004-W10-A2 (1MO LIBOR + 78) (a)	2.845%	10/25/34	711,357	709,085

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 46.8% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 21.7% (Continued)
Bank of America Funding Corporation, Series 2005-E-4A1 (a)	3.795%	03/20/35	$272,052	$275,521
Bear Stearns ALT-A Trust, Series 2004-11-1A1 (1MO LIBOR + 68) (a)	2.744%	11/25/34	11,261	11,225
Centex Home Equity Loan Trust, Series 2004-D-AF6 (b)	5.170%	09/25/34	3,794	3,840
Citigroup Mortgage Loan Trust, Inc., Series 2005-6-A1 (H15T1Y + 2.10) (a)	3.410%	09/25/35	370,108	375,558
COLT Funding, LLC, 144A, Series 2017-2-A1A	2.415%	10/25/47	678,587	673,857
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (a)	3.265%	11/25/34	366,854	373,810
Countrywide Home Loans, Inc., Series 2003-15-2A1	5.000%	09/25/18	30,474	21,558
Countrywide Home Loans, Inc., Series 2004-J7	5.000%	09/25/19	51,716	51,900
Countrywide Home Loans, Inc., Series 2004-6-2A5 (1MO LIBOR + 78) (a)	2.845%	11/25/34	441,971	441,864
Credit Suisse First Boston Mortgage Securitization, Series 2004-6-2A1	4.750%	09/25/19	99,905	98,436
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR2-2A1 (a)	3.879%	03/25/34	541,569	551,471
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR8-2A1 (a)	4.126%	09/25/34	546,644	547,951
Credit Suisse First Boston Mortgage Securitization, Series 2005-6-1A2 (1MO LIBOR + 27) (a)	2.334%	07/25/35	17,970	17,954
Credit Suisse Mortgage Trust, Series 2009-14R-2A1	5.000%	06/26/37	84,019	84,044
First Investors Auto Owner Trust, 144A, Series 2017-2A-B	2.650%	11/15/22	882,000	871,800

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 46.8% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 21.7% (Continued)
FRS, LLC, 144A, Series 2013-1A-A1	1.800%	04/15/43	$45,481	$45,247
Goldman Sachs Alternative Mortgage Products Trust, Series 2004-OPT-A4 (1MO LIBOR + 90) (a)	2.965%	11/25/34	132,858	133,092
Goldman Sachs Mortgage Loan Trust, Series 2003-13-1A1 (a)	3.445%	10/25/33	102,077	104,987
Goldman Sachs Mortgage Loan Trust, Series 2004-10F-7A1	5.500%	09/25/34	73,202	74,200
Goldman Sachs Mortgage Loan Trust, Series 2005-5F-8A2 (1MO LIBOR + 50) (a)	2.564%	06/25/35	135,278	129,130
GSAA Home Equity Trust, Series 2004-11-2A1 (1MO LIBOR + 66) (a)	2.725%	12/25/34	260,314	261,689
GSR Mortgage Loan Trust, Series 2004-6F-4A1	5.000%	03/25/19	2,715	2,717
GSR Mortgage Loan Trust, Series 2003-7F-1A	5.250%	06/25/33	578,929	595,118
GSR Mortgage Loan Trust, Series 2005-AR6-1 (a)	4.005%	09/25/35	98,459	101,159
HarborView Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (a)	2.642%	06/19/34	109,689	106,015
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 60) (a)	2.665%	05/25/35	308,947	305,762
Impac CMB Trust, Series 2007-A-A (1MO LIBOR + 50) (a)	2.565%	05/25/37	348,419	347,104
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (a)	2.324%	01/25/36	519,337	514,720
JPMorgan Mortgage Trust, Series 2003-A1-4A5 (a)	3.425%	10/25/33	188,405	187,592
JPMorgan Mortgage Trust, 144A, Series 2017-2-A5 (a)	3.500%	05/25/47	824,123	815,560

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 46.8% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 21.7% (Continued)
JPMorgan Re-REMIC, 144A, Series 2010-8-1A5 (6MO LIBOR + 200) (a)	4.504%	06/26/45	$442,620	$441,157
Master Adjustable Rate Mortgages Trust, Series 2004-13-2A1 (a)	3.801%	04/21/34	355,041	364,559
Master Adjustable Rate Mortgages Trust, Series 2004-6-4A6 (a)	4.184%	07/25/34	383,712	387,496
Master Seasoned Securitization Trust, Series 2005-1-1A1 (a)	6.272%	09/25/32	778,011	834,949
MASTR Asset Alternative Loans Trust, Series 2003-1-2A1	6.500%	01/25/33	659,021	681,794
MASTR Asset Alternative Loans Trust, Series 2003-8-3A1	5.500%	12/25/33	604,275	622,448
MASTR Asset Securitization Trust, Series 2004-8-3A1 (a)	5.250%	08/25/19	87,678	88,183
MASTR Asset Securitization Trust, Series 2003-12-1A1	5.250%	12/25/24	135,123	136,781
MASTR Asset Securitization Trust, Series 2003-11-7A	5.250%	12/25/33	932,886	943,204
Merrill Lynch Credit Corporation Mortgage Investors, Inc., Series 2003-B-A1 (1MO LIBOR + 68) (a)	2.745%	04/25/28	105,194	101,376
Morgan Stanley Capital, Inc., Series 2004-SD2-A (1MO LIBOR + 90) (a)	2.965%	04/25/34	41,492	41,235
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (a)	3.750%	12/25/52	830,693	837,251
New Century Home Equity Loan Trust, Series 2005-A-A4W (b)	4.522%	08/25/35	623,200	642,448
New Residential Mortgage Loan Trust, 144A, Series 2017-3A-A1	4.000%	04/25/57	827,910	836,551
Oaks Mortgage Trust Series, Series 2015-1-A9	3.000%	04/25/46	471,472	469,321

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 46.8% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 21.7% (Continued)
Pearl Street Mortgage Company Trust, 144A, Series 2018-2-A3 (a)	3.500%	06/25/48	$982,555	$966,705
Provident Funding Mortgage Loan Trust, Series 2003-1-A (1YCMT + 275) (a)	4.234%	08/25/33	375,110	378,771
Provident Funding Mortgage Loan Trust, Series 2005-1-2A1 (a)	3.810%	05/25/35	178,411	175,209
Residential Asset Mortgage Products, Inc., Series 2004-RS12-AI6 (a)	4.547%	12/25/34	8	8
Residential Asset Securities Corporation, Series 2003-KS10-AI6	4.540%	12/25/33	10,044	10,237
Santander Drive Auto Receivables Trust, Series 2016-3	2.460%	03/15/22	1,029,000	1,021,409
Sequoia Mortgage Trust, Series 2012-1-2A1	3.474%	01/25/42	389,457	384,620
Sequoia Mortgage Trust, Series 2012-4-A2 (a)	3.000%	09/25/42	113,236	108,649
Soundview Home Equity Loan Trust, Series 2003-2-A2 (1MO LIBOR + 130) (a)	3.364%	11/25/33	845,062	868,515
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-3A3 (a)	3.907%	09/25/34	155,058	154,874
Structured Asset Investment Loan Trust, Series 2003-BC9-3A2 (1MO LIBOR + 96) (a)	3.024%	08/25/33	238,447	239,299
Structured Asset Investment Loan Trust, Series 2003-BC9-3A3 (1MO LIBOR + 70) (a)	2.764%	08/25/33	86,106	86,301
Structured Asset Mortgage Investments, Inc., Series 2004-AR3-1A1 (1MO LIBOR + 60) (a)	2.682%	07/19/34	485,445	479,216

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 46.8% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 21.7% (Continued)
Structured Asset Securities Corporation, Series 2003-34A-3A4 (a)	3.833%	11/25/33	$307,009	$308,339
Structured Asset Securities Corporation, Series 2004-GEL3-A (1MO LIBOR + 96) (a)	3.025%	08/25/34	122,512	121,783
Vendee Mortgage Trust, Series 2010-1-DA	4.250%	02/15/35	373,491	377,990
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A7 (a)	4.111%	08/25/33	165,868	169,712
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	3.371%	08/25/33	232,632	235,852
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (a)	2.184%	02/27/34	53,606	52,923
Wells Fargo Mortgage-Backed Securities, Series 2005-2-2A1 (a)	4.750%	04/25/20	36,317	36,635
Wells Fargo Mortgage-Backed Securities, Series 2003-K-1A2 (a)	3.597%	11/25/33	353,861	361,157
Wells Fargo Mortgage-Backed Securities, Series 2003-0-5A1 (a)	3.690%	01/25/34	308,050	317,513
Wells Fargo Mortgage-Backed Securities, Series 2005-AR9-3A1 (a)	4.241%	06/25/34	1,619,960	1,671,663
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A12 (a)	4.487%	07/25/34	44,479	45,713
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A6 (a)	4.487%	07/25/34	1,071,895	1,101,612
Wells Fargo Mortgage-Backed Securities, Series 2005-AR10-2A2 (a)	4.011%	06/25/35	295,581	303,838

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 46.8% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 21.7% (Continued)
Wells Fargo Mortgage-Backed Securities, Series 2006-AR8-1A3 (a)	3.893%	04/25/36	$142,199	$142,414
World Financial Network Master Note Trust, Series 2017-C-A	2.310%	08/15/24	610,000	599,914
				27,888,605
Federal Home Loan Mortgage Corporation — 10.0%
FHLMC, Series 3564-JX	4.000%	08/15/24	7,052	7,046
FHLMC, Pool #J1-2630	4.000%	07/01/25	1,232,939	1,268,143
FHLMC, Series 3970-HA	3.000%	02/15/26	303,941	303,874
FHLMC, Series 3810 NB	4.000%	12/15/28	625,000	632,714
FHLMC, Series 2580-PY	4.000%	03/15/33	199,007	198,571
FHLMC, Series 4529-HA	3.000%	07/15/36	350,152	346,787
FHLMC, Series 3747-HK	2.500%	07/15/37	236,722	236,505
FHLMC, Series 3837-JA	4.000%	05/15/38	2,590	2,610
FHLMC, Series 3835-BA	4.000%	08/15/38	196,531	199,013
FHLMC, Series 3687-CB	2.500%	11/15/38	540,202	532,990
FHLMC, Series 4103-BG	2.500%	12/15/38	496,871	493,375
FHLMC, Series 4348-ME	2.500%	06/15/39	405,377	398,092
FHLMC, Series 3597-LH	4.500%	07/15/39	484,906	499,802
FHLMC, Series 3919-BG	3.000%	08/15/39	1,163,820	1,159,069
FHLMC, Series 4219-JA	3.500%	08/15/39	227,014	229,264
FHLMC, Series 4026-HA	3.500%	12/15/39	539,705	543,925
FHLMC, Series 4800-KE	3.500%	12/15/40	1,937,668	1,953,577
FHLMC, Series 4532-YA	3.500%	10/15/41	486,083	490,440
FHLMC, Series 4417-HD	2.250%	11/15/41	567,629	548,653
FHLMC, Series 4312-GA	2.500%	12/15/41	355,915	347,243
FHLMC, Series 4526-PJ	3.000%	01/15/42	1,082,779	1,054,810
FHLMC, Series 4361-WA	3.500%	05/15/44	1,311,555	1,318,176
				12,764,679
Federal National Mortgage Association — 10.8%
FNMA, Series 2011-102-VA	3.500%	01/25/23	604,871	605,597
FNMA, Series 2012-3-VA	4.000%	04/25/23	1,204,475	1,222,137
FNMA, Series 2003-48-TC	5.000%	06/25/23	95,928	99,056
FNMA, Series 2010-112-CY	4.000%	10/25/25	612,003	622,073
FNMA, Pool #AL0300	4.500%	06/01/26	472,751	489,514
FNMA, Pool #AL4309	4.000%	10/01/28	816,985	838,448

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 46.8% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 10.8% (Continued)
FNMA, Series 2005-80-BA	5.000%	04/25/29	$229,502	$237,577
FNMA, Series 2004-9-DH	4.000%	06/25/33	15,848	15,851
FNMA, Series 2005-109PC	6.000%	12/25/35	217,833	232,740
FNMA, Series 2013-53-CL	3.000%	06/25/37	354,872	353,834
FNMA, Series 2013-62-QA	3.000%	06/25/37	392,843	391,472
FNMA, Series 2008-17-PA	4.500%	10/25/37	339,063	349,724
FNMA, Series 2008-49-PA	5.000%	04/25/38	296,403	309,243
FNMA, Series 2010-152-DA	3.000%	05/25/39	973,233	969,432
FNMA, Series 2011-15-W (a)	3.533%	06/25/39	280,691	282,634
FNMA, Series 2013-83-A	3.500%	09/25/39	1,208,912	1,221,026
FNMA, Series 2009-94-DA	4.500%	10/25/39	754,488	780,027
FNMA, Series 2010-135-EA	3.000%	01/25/40	533,470	528,211
FNMA, Series 2010-109-N	3.000%	10/25/40	521,496	513,033
FNMA, Series 2012-102-PA	4.500%	03/25/41	222,220	224,660
FNMA, Series 2015-55-QA	3.500%	10/25/42	745,693	745,248
FNMA, Series 2012-136-PD	2.500%	11/25/42	1,259,512	1,230,867
FNMA, Series 2014-80-KA	2.000%	03/25/44	364,020	335,113
FNMA, Series 2015-27-MB	2.000%	10/25/44	1,329,601	1,254,220
				13,851,737
Government National Mortgage Association — 4.2%
GNMA, Pool #GN615735	5.000%	07/15/23	164,124	174,905
GNMA, Series 2010-90-LJ	3.000%	10/16/37	330,467	330,922
GNMA, Series 2012-3-LA	3.500%	03/20/38	583,210	586,145
GNMA, Series 2011-82-EH	2.000%	09/20/38	181,067	179,640
GNMA, Series 2010-10-NH	4.000%	12/20/38	110,816	112,313
GNMA, Series 2010-53-PA	4.000%	04/20/39	316,253	320,490
GNMA, Series 2010-115-HW	3.500%	05/20/39	115,563	115,162
GNMA, Series 2011-26-PA	4.000%	07/20/40	770,457	779,570
GNMA, Series 2012-10-LD	3.000%	07/20/40	386,119	386,140
GNMA, Series 2010-144PA	3.000%	09/16/40	300,995	301,394
GNMA, Series 2011-138-PJ	2.500%	06/20/41	508,753	499,234
GNMA, Series 2015-18-PA	3.000%	04/20/43	870,222	869,063
GNMA, Series 2014-184-ED	3.000%	12/20/43	701,038	698,760
				5,353,738

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 46.8% (Continued)	Coupon	Maturity	Par Value	Value
Small Business Administration — 0.1%
SBA, Series 2002-20K (a)	5.080%	11/01/22	$68,408	$69,811
SBA, Series 2007-20K-1	5.510%	11/01/27	94,043	99,274
				169,085

Total Mortgage-Backed Securities (Cost $60,535,440)				$60,027,844

MUNICIPAL BONDS — 2.1%	Coupon	Maturity	Par Value	Value
ABAG California Finance Authority for Nonprofit Corporations, Series 2017-B, Revenue Bond	2.250%	09/02/20	$835,000	$818,434
Contra Costa County, California, Redevelopment Agency, Tax Allocation, Series B	1.750%	08/01/20	750,000	732,517
New Jersey State Economic Development Authority, Revenue Bond	3.882%	06/15/19	1,120,000	1,125,566
Total Municipal Bonds (Cost $2,705,427)				$2,676,517

ASSET-BACKED SECURITIES — 1.0%	Coupon	Maturity	Par Value	Value
DB Master Finance, LLC, 144A, Series 2015-1A-A2II (Cost $1,343,658)	3.980%	02/20/45	$1,307,575	$1,313,198

CORPORATE BONDS — 46.0%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 2.9%
Choice Hotels International, Inc.	5.700%	08/28/20	$780,000	$795,600
D.R. Horton, Inc.	4.000%	02/15/20	750,000	756,022
Hyatt Hotels Corporation, 144A	6.875%	08/15/19	1,000,000	1,033,004
Hyatt Hotels Corporation	5.375%	08/15/21	542,000	569,214
International Game Technology	5.500%	06/15/20	500,000	508,750
				3,662,590

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 46.0% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Staples — 2.3%
Alimentation Couche-Tard, Inc., 144A	2.350%	12/13/19	$890,000	$881,220
Constellation Brands, Inc.	2.250%	11/06/20	975,000	955,208
Procter & Gamble Company (The)	9.360%	01/01/21	1,086,579	1,169,564
				3,005,992
Energy — 4.1%
Columbia Pipeline Group, Inc.	3.300%	06/01/20	929,000	926,226
Enable Midstream Partners, L.P.	2.400%	05/15/19	223,000	221,974
EnLink Midstream Partners, L.P.	2.700%	04/01/19	900,000	895,565
EQT Corporation	4.875%	11/15/21	1,025,000	1,056,558
Kinder Morgan, Inc.	5.300%	09/15/20	1,045,000	1,083,977
Magellan Midstream Partners, L.P.	4.250%	02/01/21	1,085,000	1,107,612
				5,291,912
Financials — 15.5%
Aircastle Ltd.	7.625%	04/15/20	500,000	531,155
Ally Financial, Inc.	4.125%	03/30/20	655,000	657,456
Ameriprise Financial, Inc.	7.300%	06/28/19	760,000	787,637
Ares Capital Corporation	3.875%	01/15/20	1,210,000	1,213,614
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	455,000	475,776
Aviation Capital Group Corporation, 144A	7.125%	10/15/20	775,000	830,854
Bank of America Corporation	2.151%	11/09/20	1,000,000	979,693
Bank One Corporation (b)	8.530%	03/01/19	450,000	462,174
Barclays Bank plc	2.650%	01/11/21	1,000,000	982,530
Citizens Bank, N.A.	2.250%	10/30/20	545,000	532,506
Crown Castle International Corporation	3.400%	02/15/21	1,070,000	1,068,886
Discover Financial Services	10.250%	07/15/19	950,000	1,002,223
Fidelity National Information Services, Inc.	3.625%	10/15/20	750,000	755,677
First Horizon National Corporation	3.500%	12/15/20	720,000	721,795
Ford Motor Credit Company, LLC	3.470%	04/05/21	1,000,000	981,880
Goldman Sachs Group, Inc.	2.600%	04/23/20	1,000,000	992,303
Huntington National Bank	3.250%	05/14/21	1,000,000	997,818
JPMorgan Chase & Company	2.550%	10/29/20	500,000	494,066
KKR Group Finance Company, 144A	6.375%	09/29/20	715,000	757,045
Morgan Stanley	2.800%	06/16/20	750,000	745,739
Prospect Capital Corporation	4.750%	04/15/20	800,000	801,970

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 46.0% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 15.5% (Continued)
Protective Life Corporation	7.375%	10/15/19	$1,250,000	$1,308,520
Standard Chartered plc, 144A	2.100%	08/19/19	1,000,000	990,704
SVB Financial Group	5.375%	09/15/20	807,000	839,958
				19,911,979
Health Care — 4.3%
Allergan Funding SCS	3.000%	03/12/20	1,000,000	997,334
Celgene Corporation	2.875%	02/19/21	1,170,000	1,158,543
CVS Health Corporation	3.350%	03/09/21	395,000	395,363
Fresenius Medical Care U.S. Finance II, Inc., 144A	5.625%	07/31/19	535,000	546,534
Fresenius Medical Care U.S. Finance II, Inc., 144A	4.125%	10/15/20	500,000	504,940
HCA Healthcare, Inc.	6.500%	02/15/20	780,000	809,640
Humana, Inc.	2.500%	12/15/20	1,079,000	1,059,722
				5,472,076
Industrials — 5.0%
Air Canada Pass-Through Certificates, 144A, Series 2015-1C	5.000%	09/15/20	600,000	603,750
America West Airlines Pass-Through Certificates, Series 2000-1	8.057%	07/02/20	25,184	27,040
American Airlines Group Pass-Through Certificates, 144A, Series 2013-1B	5.625%	01/15/21	876,575	893,537
Burlington Northern Santa Fe, LLC	4.100%	06/01/21	250,000	255,312
Continental Airlines Pass-Through Certificates, Series 1999-1A	6.545%	08/02/20	32,384	32,856
Continental Airlines Pass-Through Certificates, Series 2000-1	8.048%	11/01/20	57,529	60,009
Continental Airlines Pass-Through Certificates, Series 2009-2A	7.250%	05/10/21	920,081	958,725
Continental Airlines Pass-Through Certificates, Series 2000-2A1	7.707%	10/02/22	563,825	598,725
Continental Airlines Pass-Through Certificates, Series 2001-1A1	6.703%	12/15/22	76,023	80,964

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 46.0% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 5.0% (Continued)
Delta Air Lines Pass-Through Certificates, Series 2009-1A	7.750%	12/17/19	$188,396	$197,626
Roper Technologies, Inc.	2.800%	12/15/21	1,240,000	1,217,311
Ryder Systems, Inc.	2.875%	09/01/20	1,100,000	1,093,235
US Airways, Inc. Pass-Through Certificates, Series 2001-1G	7.076%	03/20/21	306,924	324,956
				6,344,046
Information Technology — 4.6%
Analog Devices, Inc.	2.950%	01/12/21	1,070,000	1,064,245
Autodesk, Inc.	3.125%	06/15/20	1,025,000	1,022,373
Baidu, Inc.	3.000%	06/30/20	765,000	758,845
Broadcom Corporation	2.375%	01/15/20	1,000,000	989,350
CA, Inc.	5.375%	12/01/19	1,014,000	1,040,082
Dell, Inc.	4.420%	06/15/21	1,040,000	1,057,873
				5,932,768
Materials — 2.2%
ArcelorMittal (b)	5.250%	08/05/20	700,000	721,153
E.I. du Pont de Nemours and Company	2.200%	05/01/20	400,000	395,297
Georgia-Pacific, LLC, 144A	2.539%	11/15/19	880,000	875,105
LyondellBasell Industries N.V.	5.000%	04/15/19	502,000	505,864
Packaging Corporation of America	2.450%	12/15/20	375,000	368,618
				2,866,037
Real Estate — 1.3%
American Campus Communities, Inc.	3.350%	10/01/20	665,000	663,584
Digital Realty Trust, L.P.	5.875%	02/01/20	937,000	964,147
				1,627,731
Telecommunication Services — 2.9%
American Tower Corporation	2.800%	06/01/20	1,011,000	1,002,799
AT&T, Inc.	5.200%	03/15/20	1,025,000	1,056,550
SBA Tower Trust, 144A	2.898%	10/15/19	465,000	461,620
Sprint Spectrum Company, L.P., 144A	3.360%	03/20/23	1,218,750	1,212,120
				3,733,089

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 46.0% (Continued)	Coupon	Maturity	Par Value	Value
Utilities — 0.9%
NextEra Energy Capital Holdings, Inc.	3.342%	09/01/20	$1,125,000	$1,129,646

Total Corporate Bonds (Cost $59,561,291)				$58,977,866

MONEY MARKET FUNDS — 0.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.85% (c) (Cost $637,353)	637,353	$637,353

Total Investments at Value — 99.1% (Cost $128,306,124)		$127,145,116

Other Assets in Excess of Liabilities — 0.9%		1,108,387

Net Assets — 100.0%		$128,253,503

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $16,434,163 as of August 31, 2018, representing 12.8% of net assets.

LIBOR - London Interbank Offered Rate.
H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.
COF 11 - Cost of funds for the 11th District of San Francisco.
1YCMT - Weekly average yield on U.S. Treasury note adjusted to constant maturity of 1 year.
(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b) Step coupon. Rate shown is the coupon in effect as of August 31, 2018.
(c) The rate shown is the 7-day effective yield as of August 31, 2018.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments August 31, 2018
CORPORATE BONDS — 95.7%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 18.2%
APX Group Holdings, Inc.	8.750%	12/01/20	$700,000	$700,000
AV Homes, Inc.	6.625%	05/15/22	600,000	613,500
Carrols Restaurant Group, Inc.	8.000%	05/01/22	500,000	521,250
Eldorado Resorts, Inc.	7.000%	08/01/23	600,000	631,980
Garda World Security, 144A	7.250%	11/15/21	625,000	614,063
International Game Technology	5.500%	06/15/20	500,000	508,750
Jack Ohio Finance, LLC, 144A	10.250%	11/15/22	600,000	652,500
MGM Resorts International	6.000%	03/15/23	500,000	519,075
NCL Corporation Ltd., 144A	4.750%	12/15/21	485,000	488,031
Party City Holdings, Inc.	6.125%	08/15/23	600,000	609,000
Rivers Pittsburgh Borrower, L.P., 144A	6.125%	08/15/21	500,000	500,000
Sonic Automotive, Inc.	5.000%	05/15/23	650,000	612,625
Weekly Homes, LLC	6.000%	02/01/23	650,000	630,500
				7,601,274
Consumer Staples — 1.2%
Ingles Markets, Inc.	5.750%	06/15/23	500,000	502,500

Energy — 11.1%
Crestwood Midstream Partners L.P.	6.250%	04/01/23	500,000	515,625
Enviva Partners, L.P.	8.500%	11/02/21	600,000	622,500
Genesis Energy, L.P.	6.000%	05/15/23	600,000	590,250
Newfield Exploration Company	5.750%	01/30/22	500,000	527,500
Oasis Petroleum, Inc.	6.875%	01/15/23	600,000	612,750
SemGroup Corporation	5.625%	11/15/23	600,000	580,500
SM Energy Company	5.000%	01/15/24	600,000	582,000
Unit Corporation	6.625%	05/15/21	600,000	599,250
				4,630,375
Financials — 18.6%
Ace Cash Express, Inc., 144A	12.000%	12/15/22	600,000	641,682
Credit Acceptance Corporation	7.375%	03/15/23	650,000	681,688
Fly Leasing Ltd.	6.375%	10/15/21	550,000	568,563
goeasy Ltd., 144A	7.875%	11/01/22	610,000	637,450
Icahn Enterprises, L.P.	6.250%	02/01/22	600,000	616,440
iStar, Inc.	6.000%	04/01/22	500,000	504,375
Jefferies Finance, LLC	6.875%	04/15/22	605,000	611,050
Kennedy-Wilson Holdings, Inc.	5.875%	04/01/24	625,000	619,531

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 95.7% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 18.6% (Continued)
Ladder Capital Finance Holdings, LLLP, 144A	5.875%	08/01/21	$610,000	$618,387
Oxford Finance, LLC, 144A	6.375%	12/15/22	600,000	613,500
Park Aerospace Holdings Ltd., 144A	4.500%	03/15/23	500,000	494,375
Prime Securities Service Borrower, LLC, 144A	9.250%	05/15/23	600,000	642,780
Prospect Capital Corporation	4.950%	07/15/22	500,000	485,022
				7,734,843
Health Care — 8.7%
Halyard Health, Inc.	6.250%	10/15/22	650,000	664,625
HCA Holdings, Inc.	5.875%	05/01/23	500,000	525,000
Kinetic Concepts, Inc., 144A	12.500%	11/01/21	605,000	662,475
Select Medical Corporation	6.375%	06/01/21	550,000	555,500
Tenet Healthcare Corporation, 144A	8.125%	04/01/22	600,000	633,750
Universal Hospital Services, Inc.	7.625%	08/15/20	600,000	601,500
				3,642,850
Industrials — 5.8%
Air Canada Pass-Through Certificates, 144A, Series 2015-1C	5.000%	09/15/20	655,000	659,094
DynCorp International, Inc. (a)	11.875%	11/30/20	604,562	629,500
GFL Environmental, Inc., 144A	5.625%	05/01/22	615,000	595,012
XPO Logistics, Inc., 144A	6.125%	09/01/23	525,000	540,750
				2,424,356
Information Technology — 3.0%
Dell, Inc., 144A	5.875%	06/15/21	550,000	565,903
Exela Intermediate, LLC, 144A	10.000%	07/15/23	655,000	686,113
				1,252,016
Materials — 9.5%
Ardagh Packaging Finance plc, 144A	4.250%	09/15/22	400,000	394,500
Berry Plastics Holding Corporation	5.125%	07/15/23	600,000	597,000
Cascades, Inc., 144A	5.750%	07/15/23	600,000	600,060
First Quantum Minerals Ltd., 144A	7.250%	04/01/23	600,000	586,500
Mercer International, Inc.	7.750%	12/01/22	137,000	143,165

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 95.7% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 9.5% (Continued)
Northwest Acquisitions ULC/Dominion Finco, Inc., 144A	7.125%	11/01/22	$500,000	$510,625
OI European Group BV, 144A	4.000%	03/15/23	600,000	569,250
Summit Materials, LLC	6.125%	07/15/23	550,000	557,562
				3,958,662
Telecommunication Services — 19.6%
Altice Financing S.A., 144A	6.625%	02/15/23	600,000	603,744
Cablevision Systems Corporation	5.875%	09/15/22	600,000	610,500
CCO Holdings LLC	5.125%	02/15/23	600,000	600,750
Cequel Communications Holdings I, LLC, 144A	5.125%	12/15/21	600,000	600,000
Clear Channel International BV, 144A	8.750%	12/15/20	600,000	619,500
Frontier Communications Corporation	8.750%	04/15/22	500,000	402,500
Hughes Satellite Systems Corporation	7.625%	06/15/21	500,000	538,125
KIRS Midco 3 plc, 144A	8.625%	07/15/23	600,000	609,000
Radio One, Inc., 144A	7.375%	04/15/22	700,000	694,750
SBA Communications Corporation	4.000%	10/01/22	600,000	586,644
Sirius XM Radio, Inc., 144A	4.625%	05/15/23	545,000	543,093
Sprint Communications	6.000%	11/15/22	600,000	607,314
Townsquare Media, Inc., 144A	6.500%	04/01/23	600,000	562,500
Tribune Media Company, 144A	5.875%	07/15/22	600,000	609,000
				8,187,420

Total Corporate Bonds (Cost $39,871,594)				$39,934,296

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 2.8%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.85% (b) (Cost $1,159,204)	1,159,204	$1,159,204

Total Investments at Value — 98.5% (Cost $41,030,798)		$41,093,500

Other Assets in Excess of Liabilities — 1.5%		636,188

Net Assets — 100.0%		$41,729,688

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $17,748,387 as of August 31, 2018, representing 42.5% of net assets.

(a)	Payment-in-kind bond.
(b)	The rate shown is the 7-day effective yield as of August 31, 2018.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Assets and Liabilities August 31, 2018
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
ASSETS
Investments in securities:
At cost	$60,244,384	$128,306,124	$41,030,798
At value (Note 2)	$59,730,810	$127,145,116	$41,093,500
Receivable for capital shares sold	—	436,000	—
Receivable for investment securities sold	9,439	17,599	—
Dividends and interest receivable	373,204	834,050	722,676
Other assets	3,545	1,440	2,861
TOTAL ASSETS	60,116,998	128,434,205	41,819,037

LIABILITIES
Dividends payable	67,733	101,797	56,836
Payable for capital shares redeemed	634	12,176	1,659
Payable to Adviser (Note 4)	6,995	33,815	15,400
Payable to administrator (Note 4)	9,155	13,880	7,695
Other accrued expenses	12,454	19,034	7,759
TOTAL LIABILITIES	96,971	180,702	89,349

NET ASSETS	$60,020,027	$128,253,503	$41,729,688

Net assets consist of:
Paid-in capital	$60,758,202	$130,739,628	$41,936,463
Undistributed net investment income	8,375	19,005	7,095
Accumulated net realized losses from investment transactions	(232,976)	(1,344,122)	(276,572)
Net unrealized appreciation (depreciation) on investments	(513,574)	(1,161,008)	62,702
NET ASSETS	$60,020,027	$128,253,503	$41,729,688

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$60,020,027	$128,253,503	$41,729,688
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	6,252,736	13,087,970	4,174,268
Net asset value, offering and redemption price per share (Note 2)	$9.60	$9.80	$10.00

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Operations For the Year Ended August 31, 2018
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
INVESTMENT INCOME
Interest	$2,059,018	$3,461,318	$2,712,654
Dividends	23,842	37,944	14,466
TOTAL INCOME	2,082,860	3,499,262	2,727,120

EXPENSES
Investment advisory fees (Note 4)	309,293	454,485	339,055
Administration fees (Note 4)	59,794	124,543	43,789
Pricing costs	43,686	61,247	19,275
Professional fees	38,720	38,720	38,720
Fund accounting fees (Note 4)	36,185	42,990	34,266
Custodian and bank service fees	21,759	34,432	11,416
Trustees’ fees and expenses (Note 4)	22,237	22,237	22,237
Compliance service fees (Note 4)	18,666	18,666	18,666
Registration and filing fees	16,072	21,746	12,953
Transfer agent fees (Note 4)	12,000	13,500	14,500
Other expenses	10,803	13,300	10,988
TOTAL EXPENSES	589,215	845,866	565,865
Less fee reductions by the Adviser (Note 4)	(218,064)	(66,749)	(136,394)
NET EXPENSES	371,151	779,117	429,471

NET INVESTMENT INCOME	1,711,709	2,720,145	2,297,649

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from investment transactions	(94,721)	(138,014)	(256,922)
Net change in unrealized appreciation (depreciation) on investments	(1,637,431)	(1,620,345)	(697,181)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,732,152)	(1,758,359)	(954,103)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(20,443)	$961,786	$1,343,546

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND Statements of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
FROM OPERATIONS
Net investment income	$1,711,709	$1,616,142
Net realized gains (losses) from investment transactions	(94,721)	296,998
Net change in unrealized appreciation (depreciation) on investments	(1,637,431)	(368,822)
Net increase (decrease) in net assets from operations	(20,443)	1,544,318

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(1,823,424)	(1,802,026)
From net realized gains on investments, Institutional Shares	(149,981)	(159,909)
Decrease in net assets from distributions to shareholders	(1,973,405)	(1,961,935)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	15,995,403	12,892,841
Reinvestments of distributions to shareholders	1,152,276	1,230,792
Payments for shares redeemed	(17,934,124)	(17,774,260)
Net decrease in net assets from capital share transactions	(786,445)	(3,650,627)

TOTAL DECREASE IN NET ASSETS	(2,780,293)	(4,068,244)

NET ASSETS
Beginning of year	62,800,320	66,868,564
End of year	$60,020,027	$62,800,320

UNDISTRIBUTED NET INVESTMENT INCOME	$8,375	$9,697

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,647,661	1,317,069
Shares issued in reinvestment of distributions to shareholders	118,839	125,500
Shares redeemed	(1,853,270)	(1,812,819)
Net decrease in shares outstanding	(86,770)	(370,250)
Shares outstanding, beginning of year	6,339,506	6,709,756
Shares outstanding, end of year	6,252,736	6,339,506

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Statements of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
FROM OPERATIONS
Net investment income	$2,720,145	$2,329,485
Net realized gains (losses) from investment transactions	(138,014)	164,405
Net change in unrealized appreciation (depreciation) on investments	(1,620,345)	116,577
Net increase in net assets from operations	961,786	2,610,467

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(3,170,474)	(2,957,592)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	50,401,346	74,776,197
Reinvestments of distributions to shareholders	2,082,169	2,150,985
Payments for shares redeemed	(49,674,385)	(88,674,857)
Net increase (decrease) in net assets from capital share transactions	2,809,130	(11,747,675)

TOTAL INCREASE (DECREASE) IN NET ASSETS	600,442	(12,094,800)

NET ASSETS
Beginning of year	127,653,061	139,747,861
End of year	$128,253,503	$127,653,061

UNDISTRIBUTED NET INVESTMENT INCOME	$19,005	$18,806

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	5,107,668	7,507,593
Shares issued in reinvestment of distributions to shareholders	211,425	216,106
Shares redeemed	(5,038,614)	(8,900,648)
Net increase (decrease) in shares outstanding	280,479	(1,176,949)
Shares outstanding, beginning of year	12,807,491	13,984,440
Shares outstanding, end of year	13,087,970	12,807,491

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Statements of Changes in Net Assets
	Year Ended August 31, 2018	Year Ended August 31, 2017
FROM OPERATIONS
Net investment income	$2,297,649	$2,380,378
Net realized gains (losses) from investment transactions	(256,922)	936,330
Net change in unrealized appreciation (depreciation) on investments	(697,181)	124,812
Net increase in net assets from operations	1,343,546	3,441,520

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(2,297,135)	(2,388,642)
From net realized gains on investments, Institutional Shares	(315,715)	—
Decrease in net assets from distributions to shareholders	(2,612,850)	(2,388,642)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	13,047,918	13,402,244
Reinvestments of distributions to shareholders	1,728,694	1,523,074
Payments for shares redeemed	(16,674,978)	(13,615,688)
Net increase (decrease) in net assets from capital share transactions	(1,898,366)	1,309,630

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,167,670)	2,362,508

NET ASSETS
Beginning of year	44,897,358	42,534,850
End of year	$41,729,688	$44,897,358

UNDISTRIBUTED NET INVESTMENT INCOME	$7,095	$11,344

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,276,833	1,308,312
Shares issued in reinvestment of distributions to shareholders	170,745	149,245
Shares redeemed	(1,639,087)	(1,336,424)
Net increase (decrease) in shares outstanding	(191,509)	121,133
Shares outstanding, beginning of year	4,365,777	4,244,644
Shares outstanding, end of year	4,174,268	4,365,777

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each year:
	Year Ended Aug. 31, 2018		Year Ended Aug. 31, 2017		Year Ended Aug. 31, 2016	Year Ended Aug. 31, 2015	Year Ended Aug. 31, 2014
Net asset value at beginning of year	$9.91		$9.97		$9.76	$9.93	$9.66

Income (loss) from investment operations:
Net investment income	0.27		0.25		0.25	0.24	0.23
Net realized and unrealized gains (losses) on investments	(0.27)		(0.00	)(a)	0.25	(0.07)	0.39
Total from investment operations	(0.00	)(a)	0.25		0.50	0.17	0.62

Less distributions:
From net investment income	(0.29)		(0.28)		(0.27)	(0.27)	(0.26)
From net realized gains on investments	(0.02)		(0.03)		(0.02)	(0.07)	(0.09)
Total distributions	(0.31)		(0.31)		(0.29)	(0.34)	(0.35)

Net asset value at end of year	$9.60		$9.91		$9.97	$9.76	$9.93

Total return (b)	0.01%		2.51%		5.25%	1.74%	6.58%

Net assets at end of year (000’s)	$60,020		$62,800		$66,869	$64,171	$64,565

Ratio of total expenses to average net assets (c)	0.95%		0.95%		0.93%	0.92%	0.95%

Ratio of net expenses to average net assets	0.60%		0.60%		0.60%	0.60%	0.60%

Ratio of net investment income to average net assets	2.77%		2.53%		2.51%	2.40%	2.30%

Portfolio turnover rate	46%		37%		38%	129%	421%

(a)	Rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(c)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each year:
	Year Ended Aug. 31, 2018	Year Ended Aug. 31, 2017	Year Ended Aug. 31, 2016	Year Ended Aug. 31, 2015	Year Ended Aug. 31, 2014
Net asset value at beginning of year	$9.97	$9.99	$9.98	$10.07	$9.89

Income (loss) from investment operations:
Net investment income	0.21	0.18	0.20	0.19	0.18
Net realized and unrealized gains (losses) on investments	(0.14)	0.03	0.03	(0.06)	0.19
Total from investment operations	0.07	0.21	0.23	0.13	0.37

Less distributions:
From net investment income	(0.24)	(0.23)	(0.22)	(0.21)	(0.19)
From net realized gains on investments	—	—	—	(0.01)	—
Total distributions	(0.24)	(0.23)	(0.22)	(0.22)	(0.19)

Net asset value at end of year	$9.80	$9.97	$9.99	$9.98	$10.07

Total return (a)	0.73%	2.15%	2.35%	1.39%	3.77%

Net assets at end of year (000’s)	$128,254	$127,653	$139,748	$74,999	$63,322

Ratio of total expenses to average net assets (b)	0.65%	0.66%	0.71%	0.75%	0.89%

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of net investment income to average net assets	2.09%	1.82%	1.96%	1.89%	1.81%

Portfolio turnover rate	51%	55%	45%	63%	61%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(b)	Ratios were determined based on expenses prior to any fee reductions and/or expense reimbursements by the Adviser (Note 4).
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended Aug. 31, 2018	Year Ended Aug. 31, 2017	Period Ended Aug. 31, 2016 (a)
Net asset value at beginning of period	$10.28	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.52	0.58	0.49
Net realized and unrealized gains (losses) on investments	(0.21)	0.26	0.02
Total from investment operations	0.31	0.84	0.51

Less distributions:
From net investment income	(0.52)	(0.58)	(0.49)
From net realized gains on investments	(0.07)	—	(0.00	)(b)
Total distributions	(0.59)	(0.58)	(0.49)

Net asset value at end of period	$10.00	$10.28	$10.02

Total return (c)	3.08%	8.63%	5.40	%(d)

Net assets at end of period (000’s)	$41,730	$44,897	$42,535

Ratio of total expenses to average net assets (e)	1.25%	1.29%	1.23	%(f)

Ratio of net expenses to average net assets	0.95%	0.95%	0.95	%(f)

Ratio of net investment income to average net assets	5.08%	5.69%	5.94	%(f)

Portfolio turnover rate	78%	108%	103	%(d)

(a)	Represents the period from the commencement of operations (October 1, 2015) through August 31, 2016.
(b)	Rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(d)	Not annualized.
(e)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
(f)	Annualized.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements
August 31, 2018

1. Organization

First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of The First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012.

The investment objective of First Western Fixed Income Fund is total return. The investment objective of First Western Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity. The investment objective of First Western Short Duration High Yield Credit Fund is to seek a high level of income and capital appreciation.

Each Fund has registered two classes of shares, Institutional shares and Retail shares. As of the date of this report, Retail shares of each Fund are not currently offered. When both classes of each Fund are offered, each share class will represent an ownership interest in the corresponding Fund’s investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

New Accounting Pronouncement – In March, 2017, FASB issued Accounting Standards Update No. 2017-08 - Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (the “ASU”). The ASU shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying the ASU.

Securities valuation – Securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by First Western Capital Management Company (the “Adviser”) under the general supervision of the Board.

In the event that market prices are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value using procedures approved by the Board. Investments in registered investment companies, including money market funds, are reported at their respective net asset values (“NAVs”) as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

The following is a summary of the investments leveled by the inputs used to value the Funds’ investments as of August 31, 2018:

First Western Fixed Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$6,267,665	$—	$6,267,665
U.S. Government Agency Obligations	—	1,863,481	—	1,863,481
Mortgage-Backed Securities	—	25,642,088	—	25,642,088
Municipal Bonds	—	1,226,646	—	1,226,646
Asset-Backed Securities	—	1,335,773	—	1,335,773
Corporate Bonds	—	22,677,308	—	22,677,308
Money Market Funds	717,849	—	—	717,849
Total	$717,849	$59,012,961	$—	$59,730,810

First Western Short Duration Bond Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$3,213,027	$—	$3,213,027
U.S. Government Agency Obligations	—	299,311	—	299,311
Mortgage-Backed Securities	—	60,027,844	—	60,027,844
Municipal Bonds	—	2,676,517	—	2,676,517
Asset-Backed Securities	—	1,313,198	—	1,313,198
Corporate Bonds	—	58,977,866	—	58,977,866
Money Market Funds	637,353	—	—	637,353
Total	$637,353	$126,507,763	$—	$127,145,116

First Western Short Duration High Yield Credit Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$39,934,296	$—	$39,934,296
Money Market Funds	1,159,204	—	—	1,159,204
Total	$1,159,204	$39,934,296	$—	$41,093,500

As of August 31, 2018, the Funds did not have any transfers into or out of any Level. In addition, the Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2018. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Common expenses – Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method and recognized within interest income.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended August 31, 2018 and 2017 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
First Western Fixed Income Fund:
August 31, 2018	$1,937,717	$35,688	$1,973,405
August 31, 2017	$1,911,832	$50,103	$1,961,935

First Western Short Duration Bond Fund:
August 31, 2018	$3,170,474	$—	$3,170,474
August 31, 2017	$2,957,592	$—	$2,957,592

First Western Short Duration High Yield Credit Fund:
August 31, 2018	$2,441,680	$171,170	$2,612,850
August 31, 2017	$2,388,642	$—	$2,388,642

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

On September 28, 2018, First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund paid net investment income dividends of $0.0231, $0.0199 and $0.0384 per share, respectively, to shareholders of record on September 27, 2018.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is provided in the Funds’ financial statements.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2018:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Tax cost of portfolio investments	$60,244,384	$128,307,386	$41,030,798
Gross unrealized appreciation	$428,127	$256,513	$392,109
Gross unrealized depreciation	(941,701)	(1,418,783)	(329,407)
Net unrealized appreciation (depreciation) on investments	(513,574)	(1,162,270)	62,702
Undistributed ordinary income	76,108	120,802	63,931
Accumulated capital and other losses	(232,976)	(1,342,860)	(276,572)
Distributions payable	(67,733)	(101,797)	(56,836)
Accumulated deficit	$(738,175)	$(2,486,125)	$(206,775)

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

The difference in undistributed ordinary income for tax and financial statement purposes and the difference in undistributed net realized capital gains for tax and financial statement purposes are due to the differing tax treatments of net short-term capital gains and the timing of tax deductions for distributions payable as of August 31, 2018. The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for First Western Short Duration Bond Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. This “book/tax” difference is temporary in nature and is primarily due to the tax deferral of losses on wash sales.

As of August 31, 2018, First Western Short Duration Bond Fund has capital loss carryforwards for federal income tax purposes of $1,342,860, of which $687,932 is short-term and $654,928 is long-term. These capital loss carryforwards may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gain distributions.

Specified capital losses incurred after October 31, 2017 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year. For the year ended August 31, 2018, First Western Fixed Income Fund deferred until September 1, 2018 short-term post-October capital losses of $116,334 and long-term post-October capital losses of $116,642 and First Western Short Duration High Yield Credit Fund deferred until September 1, 2018 short-term post-October capital losses of $245,202 and long-term post-October capital losses of $31,370.

During the year ended August 31, 2018, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements due to the tax treatment of paydown adjustments and over-distribution adjustments:

	Undistributed net investment income	Accumulated net realized losses from investment transactions
First Western Fixed Income Fund	$110,393	$(110,393)
First Western Short Duration Bond Fund	450,528	(450,528)
First Western Short Duration High Yield Credit Fund	(4,763)	4,763

Such reclassifications have no effect on each Fund’s total net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2018, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of investment securities	$24,728,505	$66,381,640	$33,713,638
Proceeds from sales and maturities of investment securities	$25,840,375	$61,941,359	$35,787,599

During the year ended August 31, 2018, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of U.S. government long-term securities	$2,665,884	$3,474,653	$—
Proceeds from sales and maturities of U.S. government long-term securities	$1,766,663	$2,433,255	$—

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

The Adviser is a wholly-owned subsidiary of First Western Financial, Inc., a financial holding company.

Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, First Western Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration Bond

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration High Yield Credit Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until January 1, 2020 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of First Western Fixed Income Fund and First Western Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of First Western Short Duration High Yield Credit Fund. During the year ended August 31, 2018, the Adviser reduced its advisory fees by $218,064, $66,749 and $136,394 with respect to First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the agreed upon expense limitations. As of August 31, 2018, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $665,475, $258,338 and $379,636 with respect to First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively. The Adviser may recover these amounts no later than the dates stated below:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
August 31, 2019	$223,236	$109,933	$99,291
August 31, 2020	224,175	81,656	143,951
August 31, 2021	218,064	66,749	136,394
	$665,475	$258,338	$379,636

Certain officers of the Trust are also officers of the Adviser.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for the distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

Certain officers of the Trust are also officers of Ultimus or UFD.

TRUSTEES’ COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust an annual fee of $30,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees who are affiliated with the Adviser do not receive compensation from the Trust. Each Fund pays its proprotionate share of the Independent Trustees’ fees and expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2018, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
First Western Fixed Income Fund
Mitra & Company (for the benefit of its customers)	53%
Maril & Company (for the benefit of its customers)	43%

First Western Short Duration Bond Fund
Mitra & Company (for the benefit of its customers)	58%
Maril & Company (for the benefit of its customers)	32%

First Western Short Duration High Yield Credit Fund
National Financial Services, LLC (for the benefit of its customers)	97%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Bank Line of Credit

First Western Fixed Income Fund and First Western Short Duration Bond Fund each have an uncommitted $3,500,000 senior secured line of credit with its custodian bank which expires on December 12, 2018. First Western Short Duration High Yield Credit Fund has an uncommitted $3,000,000 senior secured line of credit with its custodian bank which expires on December 12, 2018. All portfolio securities held by each Fund are pledged as collateral for its line of credit. Borrowings under the lines of credit bear interest at a rate per annum equal to the bank’s Prime Rate at the time of borrowing. During the year ended August 31, 2018, none of the Funds borrowed under its line of credit.

7. Risks Associated with Mortgage-Backed Securities

First Western Fixed Income Fund and First Western Short Duration Bond Fund have each adopted a fundamental policy to concentrate its investments in mortgage-backed securities. This means each Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of each Fund’s policy to concentrate in mortgage-backed securities, the Funds will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

backed securities. As of August 31, 2018, First Western Fixed Income Fund and First Western Short Duration Bond Fund had 42.7% and 46.8%, respectively, of the value of their net assets invested in mortgage-backed securities.

8. Risks Associated with Lower Rated Debt Securities

First Western Short Duration High Yield Credit Fund invests primarily in lower-rated debt securities (commonly called “junk” bonds). These securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and may adversely affect their values. Such an economic downturn may be expected to result in increased defaults by the issuers of such securities. Securities rated below Baa by Moody’s Investors Service, Inc. or BBB by Standards & Poor’s or Fitch Ratings are generally considered to be “junk” bonds.

9. Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration in compliance with the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and a Fund might be unable to dispose of the securities promptly or at a reasonable price. As of August 31, 2018, First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund had 13.5%, 12.8% and 42.5%, respectively of the value of their net assets invested in Rule 144A securities.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the payment of net investment income dividends on September 28, 2018, as disclosed in Note 2.

FIRST WESTERN FUNDS TRUST

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Western Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Western Funds Trust, comprising First Western Fixed Income Fund, First Western Short Duration Bond Fund, and First Western Short Duration High Yield Credit Fund (the “Funds”) as of August 31, 2018, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended August 31, 2016, and prior, were audited by other auditors whose report dated October 28, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian. Our audits also included evaluating the

FIRST WESTERN FUNDS TRUST

Report of Independent Registered Public
Accounting Firm (Continued)

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
October 26, 2018

FIRST WESTERN FUNDS TRUST

About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2018) and held until the end of the period (August 31, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

FIRST WESTERN FUNDS TRUST

About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
First Western Fixed Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,011.10	0.60%	$ 3.04
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.18	0.60%	$ 3.06

First Western Short Duration Bond Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,009.60	0.60%	$ 3.04
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.18	0.60%	$ 3.06

First Western Fixed Short Duration High Yield Credit Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,014.70	0.95%	$ 4.82
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.42	0.95%	$ 4.84

(a)	Annualized, based on each Fund's most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST WESTERN FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information (Unaudited)

For the fiscal year ended August 31, 2018, First Western Fixed Income Fund and First Western Short Duration High Yield Credit Fund designated $35,688 and $171,170, respectively, as long-term capital gain distributions subject to a maximum tax rate of 20%.

FIRST WESTERN FUNDS TRUST

Trustees and Officers of the Trust
(Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Debbie Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Since May 2015	Trustee	Managing Director, Chief Investment Officer-Emeritus of First Western Trust Bank since 2017. She was Chief Investment Officer of First Western Trust Bank from 2014 until 2017 and Managing Director from 2005 until 2014.	3
Independent Trustees:
Debra L. McGinty-Poteet 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Since May 2015	Trustee	Member of the Board of Trustees and chair of the audit committee of the Series Portfolios Trust, a registered open-end management investment company, from 2015 to present. Currently serves on the Board for a number of non-profit organizations.	3
E. Keith Wirtz 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1960	Since October 2016	Trustee	Principal of Walrus Partners, LLC, a registered investment adviser, since November 2013. Currently serves as a Board member for a non-profit organization.	3

*

Debbie Silversmith, as an affiliated person of First Western Capital Management Company, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the Investment Company Act of 1940.

FIRST WESTERN FUNDS TRUST

Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
John E. Sawyer 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of Birth: 1969	Since February 2018	President

President of First Western Capital Management, Inc. since 2018 and Chief Investment Officer of First Western Trust since 2017; President and Chief Operating Officer of St. John’s Investment Management, LLC (2014 to 2017); Executive Vice President and Chief Investment Officer/Fiduciary Officer of BBVA Compass Bank ( 2007 to 2014).

Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1957	Since August 2012	Vice President

Co-Chief Executive Officer (2018 to present), Managing Director (1999 to present), and President (1999 to 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities).

Martin R. Dean 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1963	Since April 2016	Chief Compliance Officer

Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 to 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (2008 to 2013).

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator of First Western Financial, Inc. since 2009.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

FIRST WESTERN FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees of the Trust, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser for First Western Fixed Income Fund (the “Fixed Income Fund”), First Western Short Duration Bond Fund (the “Short Duration Bond Fund”) and First Western Short Duration High Yield Credit Fund (the “High Yield Fund,” together with the Fixed Income Fund and the Short Duration Bond Fund, the “Funds”). These approvals took place at a Board meeting held on July 25, 2018, at which all of the Independent Trustees were present in person.

In the course of their consideration of the Advisory Agreements, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance of the Advisory Agreements on behalf of the Funds. The Independent Trustees received and reviewed a variety of information related to the Funds and the Adviser that had been provided by the Adviser in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the Advisory Agreements and reaching their conclusions with respect to the continuance of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)

The nature, extent, and quality of the services provided by the Adviser. With respect to this factor, the Independent Trustees considered the services that the Adviser provided to the Fixed Income Fund, the Short Duration Bond Fund, and the High Yield Fund. They reviewed the Adviser’s responsibilities and compensation under the Advisory Agreements. The Independent Trustees also made note of the background and experience of the Adviser’s key investment and operating personnel and acknowledged that the Adviser continues to provide experienced professionals to manage the Funds’ investments. The Independent Trustees considered the Adviser’s compliance policies and procedures as well as its compliance team. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided by the Adviser to each Fund were satisfactory.

(ii)

The investment performance of the Funds and Adviser. In this regard, the Independent Trustees compared the performance of the Fixed Income Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark, over various periods ended March 31, 2018. The Independent Trustees observed that the Fixed Income Fund (net of fees) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the one-year, three-year and five-year periods ended March 31, 2018. The Independent

FIRST WESTERN FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited) (Continued)

Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US intermediate-term bond” funds, which is the category to which the Fixed Income Fund has been assigned. The Independent Trustees noted that for the one-year period ended March 31, 2018, the Fixed Income Fund’s total return (net of fees) of 1.97% exceeded the 1.31% total return for the average fund in the Morningstar US intermediate-term bond category. The Independent Trustees also noted the consistency of the Adviser’s management of the Fixed Income Fund with the Fund’s investment objective and policies. Following additional discussion, the Independent Trustees determined that the investment performance of the Fixed Income Fund had been satisfactory.

The Independent Trustees next reviewed the performance of the Short Duration Bond Fund, which was compared to the performance of the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index, the Fund’s primary benchmark, over various periods ended March 31, 2018. The Independent Trustees observed that the Short Duration Bond Fund (net of fees) outperformed the Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Bond Index over the one-year and three-year periods ended March 31, 2018. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US short term bond” funds, which is the category to which the Short Duration Bond Fund has been assigned. The Independent Trustees observed that for the one-year period ended March 31, 2018, the Short Duration Bond Fund’s total return (net of fees) of 1.13% was higher than the 0.68% total return for the average fund in the Morningstar US short term bond fund category. The Independent Trustees also noted the consistency of the Adviser’s management of the Short Duration Bond Fund with the Fund’s investment objective and policies. Following additional discussion, the Independent Trustees determined that the investment performance of the Short Duration Bond Fund had been satisfactory.

The Independent Trustees next reviewed the performance of the High Yield Fund, which was compared to the performance of the BofA Merrill Lynch 1-5 Year US Cash Pay High Yield Constrained Index, the Fund’s primary benchmark, over various periods ended March 31, 2018. It was noted by the Independent Trustees that, as of March 31, 2018, the High Yield Fund (net of fees) underperformed the BofA Merrill Lynch 1-5 Year US Cash Pay High Yield Constrained Index over the one-year period. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US high yield bond” funds, which is the category to which the High Yield Fund has been assigned. The Independent Trustees noted that for the one-year period ended March 31, 2018, the High

FIRST WESTERN FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited) (Continued)

Yield Fund’s total return (net of fees) of 4.17% was higher than the 3.00% total return for the average fund in the Morningstar US high yield bond fund category. In addition, the Independent Trustees noted the consistency of the Adviser’s management of the High Yield Fund with the Fund’s investment objective and policies. Following further discussion, the Independent Trustees concluded that the investment performance of the High Yield Fund had been satisfactory.

(iii)

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds. In this regard, the Independent Trustees reviewed the Adviser’s staffing, personnel and operations; the financial condition of the Adviser’s parent company and the level of commitment to the Funds demonstrated by the principals of the Adviser and its parent company; each Fund’s asset levels; each Fund’s overall expenses; and each Fund’s sales and distribution plans. The Independent Trustees considered the rate of the advisory fees paid by the Funds under the Advisory Agreements and compared them to average advisory fee ratios of similar mutual funds compiled from statistics reported by Morningstar. They also compared the net operating expense ratios of the Funds with average expense ratios of funds within their respective Morningstar categories. It was noted by the Independent Trustees that the Fixed Income Fund’s advisory fee of 0.50% was higher than the average advisory fee of 0.38% for Morningstar’s intermediate-term bond funds category and its net expense ratio of 0.60% (after fee waivers) was higher, although not significantly so, than the average expense ratio for Morningstar’s intermediate-term bond funds category, which was 0.58% per annum. The Independent Trustees next considered the Adviser’s commitment to cap the Fixed Income Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2020. The Independent Trustees performed a similar comparison for the Short Duration Bond Fund, finding that the Short Duration Bond Fund’s advisory fee of 0.35% was lower than the average advisory fee of 0.36% for Morningstar’s short term bond funds category and the Fund’s net expense ratio of 0.60% (after fee waivers) was higher than the average expense ratio of 0.54% for Morningstar’s short term bond funds category. The Independent Trustees then considered the Adviser’s commitment to cap the Short Duration Bond Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2020. The Independent Trustees performed a similar comparison for the High Yield Fund, noting that the High Yield Fund’s advisory fee of 0.75% was higher than the average advisory fee of 0.58% for Morningstar’s high yield bond funds category and the High Yield Fund’s net expense ratio of 0.95% (after fee waivers) was higher than the average expense ratio of 0.78% for Morningstar’s high yield

FIRST WESTERN FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited) (Continued)

bond funds category. The Independent Trustees also discussed the Adviser’s commitment to cap the High Yield Bond Fund’s ordinary operating expenses at 0.95% per annum through January 1, 2020.

The Independent Trustees then reviewed the Adviser’s representations as they relate to its revenues and expenses with respect to its services provided to Fixed Income Fund, Short Duration Bond Fund and High Yield Fund for periods ended March 31, 2018. The Independent Trustees considered that the Adviser had waived a percentage of its advisory fees with respect to its services to the Funds in order to maintain each Fund’s per annum expense cap. The Independent Trustees observed that, after deducting a reasonable allocation for employee salary and benefits from the advisory fees collected, the Adviser had yet to realize any profits from the services it provides to each Fund.

The Independent Trustees next directed their attention to the trailing 12-month income statement and balance sheet of the Adviser as of March 31, 2018. They also considered the Adviser’s representation that there had not been any material change to the Adviser’s financial condition since March 31, 2018. The Independent Trustees concluded that the Adviser has adequate financial resources to continue serving as the Funds’ investment adviser. The Independent Trustees considered the “fallout benefits” to the Adviser, including the additional exposure the Adviser has received as a result of managing the Funds. After a full discussion and consideration of the foregoing, the Independent Trustees concluded that the fees paid by each Fund to the Adviser are reasonable in light of the quality of the services received.

(iv)

The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees considered the current net assets for the Fixed Income Fund, the Short Duration Bond Fund, and the High Yield Fund as well as the expense cap arrangements between the Trust and the Adviser. The Independent Trustees observed that the Funds would need to realize considerable growth in assets before the Adviser would start to receive its full advisory fees from the Funds. The Independent Trustees determined that, given the Funds’ current asset levels, it would not be relevant to consider the extent to which economies of scale are being realized and that it would not be necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

FIRST WESTERN FUNDS TRUST

Approval of Investment Advisory Agreement (Unaudited) (Continued)

Conclusion

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the continuance of the Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the Funds and the benefits received by the Adviser, and that continuance of the Advisory Agreements is in the best interests of each Fund and its shareholders.

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FIRST WESTERN FUNDS TRUST

Investment Adviser

First Western Capital
Management Company
1901 Avenue of the Stars
Suite 200
Los Angeles, CA 90067

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees

Debbie Silversmith
Debra L. McGinty-Poteet
E. Keith Wirtz

Executive Officers

John Sawyer, President, Principal Executive Officer
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Lené Simnioniew, Secretary
Martin R. Dean, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Keith Wirtz and Debra McGinty-Poteet. Mr. Wirtz and Ms. McGinty-Poteet are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,500 and $40,500 with respect to the registrant’s fiscal years ended August 31, 2018 and 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,500 and $10,500 with respect to the registrant’s fiscal years ended August 31, 2018 and 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2018 and 2017, aggregate non-audit fees of $10,500 and $10,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Western Funds Trust

By (Signature and Title)*		/s/ John E. Sawyer
John E. Sawyer, President

Date	November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John E. Sawyer
John E. Sawyer, President

Date	November 7, 2018

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Accounting Officer

Date	November 7, 2018

*	Print the name and title of each signing officer under his or her signature.